Borrowings	6 Months Ended
Jun. 30, 2022
Financial Instruments [Abstract]
Borrowings	Borrowings
Credit Facility

On June 1, 2021, the Company terminated the $15,000 committed revolving term credit facility (the “Credit Facility”) it secured from the Toronto-Dominion Bank on July 25, 2019 and repaid all accrued and unpaid interest. Unamortized financing costs of $64 were derecognized and expensed to finance (income) expense during the second quarter of 2021. Prior to termination, the balance drawn on the facility was $nil.

Finance (income) expense, net

Finance (income) expense for the three and six months ended June 30, 2022 and 2021 is comprised of:

	Three months ended June 30,		Six months ended June 30,
	2022	2021	2022	2021
	$	$	$	$
Interest on contingent consideration	39	18	55	36
Interest on lease obligations	69	90	144	175
Interest and amortization of deferred financing costs on credit facility	—	72	—	84
Interest income	(443)	(105)	(553)	(222)
Bank fees and other	2	1	2	1
	(333)	76	(352)	74